UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06416

DTF Tax-Free Income 2028 Term Fund Inc.

(Exact name of registrant as specified in charter)

200 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Alan M. Meder	Lawrence R. Hamilton, Esq.
DTF Tax-Free Income 2028 Term Fund Inc.	Mayer Brown LLP
200 South Wacker Drive, Suite 500	71 South Wacker Drive
Chicago, Illinois 60606	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code: (800) 338-8214

Date of fiscal year end: October 31

Date of reporting period: April 30, 2023

ITEM 1.	REPORTS TO STOCKHOLDERS

DTF Tax-Free Income

2028 Term Fund Inc.

Semi-Annual Report

April 30, 2023

LETTER TO

SHAREHOLDERS

June 15, 2023

Dear Fellow

Shareholder:

IMPORTANT INFORMATION ABOUT YOUR FUND

FUND DIVIDEND

As of April 30, 2023, the DTF Fund was paying a $0.39 per share annualized dividend and had a closing price of $11.00 per share. The Fund’s monthly distribution was maintained at 3.25¢ per share for the previous twelve months.

On March 6, 2023, the DTF Fund amended its distribution policy to allow the Fund’s monthly distribution to include return of capital as well as net investment income. While a portion of future monthly distributions is expected to come from return of capital, the amended policy enables the Fund to maintain a more stable distribution, which is likely to be supportive of the Fund’s market price. A periodic return of capital also aligns with the short-term nature of the term structure of the Fund. The Fund’s policy of making annual distributions of capital gains is unaffected by this change.

BENCHMARK CHANGE

Reflective of the Fund’s remaining five-year horizon, its performance benchmark was changed to the Bloomberg 5-Year Municipal Bond Index from the Bloomberg U.S. Municipal Index, effective March 15, 2023. The average maturity (4.89 years) and duration (3.62 years) of the new benchmark are more in line with the term date of the Fund. The new benchmark is expected to provide a more accurate basis for relative performance comparisons.

THE CURRENT MUNICIPAL MARKET ENVIRONMENT AND YOUR FUND

We begin our discussion of DTF Tax-Free Income 2028 Term Fund Inc. (the “DTF Fund” or the “Fund”) for the six months ended April 30, 2023, with a review of the municipal market environment in which the DTF Fund invests.

During the six-months ended April 30, 2023, tax-exempt interest rates moved sharply lower across the entire maturity curve as municipal investors digested signs of a slowing economy and a potential pause to increases in the Federal Funds rate. Declining inflation readings, limited tax-exempt supply, and a rush to safety in the face of a banking crisis were tailwinds that fueled a volatile rally. Yields on the two-year AAA-rated municipal curve moved 50 basis points lower during the period, while the ten-year and 30-year yields moved 104 basis points and 73 basis points lower, respectively. (One basis point is equal to one-hundredth of one percent or 0.01%.) The Bloomberg U.S. Municipal Index (a broad measure of the municipal market) returned 7.65% for the period. Bonds with maturities longer than 22 years and bonds rated BBB produced the largest gains over the six months ended April 30, 2023, more than 11% and 9% respectively.

The late 2022 rally continued into early 2023, when investors soon found themselves chasing too few bonds while trying to capture what was thought to be the peak in yields. Mutual funds saw inflows turn positive during January as more than $12 billion was added in the face of supply that was nearly 20% less year over year. February reminded investors that inflation was relentless and that there was more work ahead for the Federal Reserve, causing yields to reverse course. March saw a flight to safety as duration mismanagement by two California banks led to fear of a spreading crisis in the banking industry. In April, an overpriced market corrected in reaction to a spike in issuance and fears surrounding the liquidation of failed bank portfolios. During the six months ended April 30, 2023, the Bloomberg U.S. Municipal Index outperformed the Bloomberg Treasury Index (5.78%); the Bloomberg U.S. Aggregate Bond Index (6.91%) and the Bloomberg U.S. Government/Credit Index (7.01%) while underperforming the Bloomberg Corporate Index (9.21%).

Credit fundamentals in the municipal market remain mostly sound. State and local governments started their fiscal 2023 with record levels of reserves, giving their credits significant flexibility and the ability to weather periods of volatility. This was attributable to the large infusions of federal relief aid, robust property tax assessed valuations, and better-than-expected sales and income tax collections. Looking ahead to fiscal 2024, some state and local budgets are showing signs of fatigue while others are considering tax relief measures. Credit analysis will be critical as the potential effects of a slowing economy, higher inflation and higher interest rates take hold.

While there are increasing indications that an economic downturn lies ahead, municipal credit has typically fared better in a recession than other investment options, as there is a lag between the onset of a recession and when municipalities begin to see their financial positions significantly challenged. That is especially relevant for local municipalities that rely on property tax revenues, as the sizeable increases in housing values across the country are expected to continue to provide a strong source of revenue.

Credit risk premiums (which refer to the additional yield that investors expect to receive as compensation for buying lower-rated securities) were slightly wider during the six-months ended April 30, 2023 for investment grade rated bonds (more so for BBB-rated bonds). Similarly, below investment grade rated bond risk spreads were also wider. Our investment strategy continues to focus on higher quality municipalities that exhibit value for the longer term. While the federal stimulus may have helped bolster the overall economy and municipal fundamentals, we believe that credits are not created equal and need to be analyzed with a longer-term horizon. Municipalities still face serious challenges in funding large capital expenditures to rebuild America’s aging infrastructure, improve pension plan funding, and protect communities against climate change.

LOOKING AHEAD

Municipal bonds will likely be attractive in 2023, fueled by strong investor demand and constrained supply. Absolute rates remain near decade highs and credit fundamentals remain stable. Supply is likely to remain modest until interest rates stabilize, creating a favorable imbalance in the supply-demand dynamic. Further, municipals continue to benefit from a lack of correlation to other asset classes, while defaults continue to be rare and well communicated to investors.

THE FUND

In managing the DTF Fund, we continue to emphasize our longstanding investment strategy of investing mostly in higher-quality, investment grade bonds. The municipal bond market currently remains confident about the near-term credit outlook as most states are in a strong fiscal position thanks to revenue growth outpacing budget forecasts and unprecedented federal pandemic aid. As such, we remain committed to our higher-quality approach to the portfolio that we have repeatedly articulated. The portfolio is distributed along the maturity and credit risk curve, with higher levels of “A” rated bonds relative to the Bloomberg U.S. Municipal Index and the Bloomberg Municipal Bond 5 Year Index.

As of April 30, 2023, the Fund held more than 90% of its total assets in municipal bonds rated “A” or higher across multiple sectors and states. The Fund is diversified across twelve industry sectors of the municipal bond market, with revenue sectors like pre-refunded, special tax, transportation, education, and healthcare bonds constituting the Fund’s top five sector exposures. Revenue bonds have consistently outweighed general obligation bonds in the Fund, as we prefer the dedicated revenue streams and the more settled legal protections these types of bonds have historically offered. Geographically, the Fund is well diversified with exposure to 32 states and the District of Columbia. The Fund continues to invest across the entire maturity spectrum of the municipal bond market to manage the risk of changes in interest rates and/or the shape of the yield curve.

Maturity and duration are measures of the sensitivity of a fund’s portfolio of investments to changes in interest rates. More specifically, duration refers to the percentage change in a bond’s price for a given change in rates (typically +/- 100 basis points). In general, the greater the duration of a portfolio, the greater is the potential percentage price volatility for a given change in interest rates. As of April 30, 2023, the modified adjusted duration of the Fund’s portfolio of investments was 3.86 years, versus the duration of the investments constituting the Bloomberg U.S. Municipal Index, which was 6.07 years, and the Bloomberg Municipal 5 Year Index was 3.62 years.

In addition to the risk of disruptions in the broader credit market, the level of interest rates can be a primary driver of bond fund total returns, including the Fund’s returns. As a practical matter, it is not possible for the Fund to be completely insulated from turmoil in the global financial markets, pandemics, or unexpected moves in interest rates. Any sudden or unexpected rise in interest rates would likely reduce the total return of bond funds, since higher interest rates could be expected to depress the valuations of fixed-rate bonds held in a portfolio. Further, if the municipal yield curve flattens (when the difference between short-term interest rates and long-term rates narrows) or inverts (when short-term rates exceed long-term rates), the Fund’s total return may be pressured lower. Management believes that over the long term, the diversification of the portfolio across multiple states and sectors, in addition to the distribution of assets along the yield curve, positions the Fund to take advantage of future opportunities while limiting credit risk and volatility to some degree. However, a sustained and meaningful rise in interest rates from current levels would have the potential to significantly reduce the total return of leveraged bond funds, including the Fund, and would likely put downward pressure on both the net asset value and market prices of such funds.

FUND PERFORMANCE

The following table compares the DTF Fund’s total return to the Bloomberg U.S. Municipal Index and the Bloomberg Municipal Bond 5 Year Index. It is important to note that the index returns stated below include no fees or expenses, whereas the DTF Fund’s NAV returns are net of fees and expenses. The Fund’s use of leverage can magnify the effect of any gains or losses to a greater extent than if leverage were not used.

Total Return[1] For the period indicated through April 30, 2023
	Six Months	One Year	Five Years (annualized)	Ten Years (annualized)
DTF Tax-Free Income 2028 Term Fund Inc.
Market Value[2]	3.7%	(6.7)%	0.2%	0.4%
Net Asset Value[3]	6.9%	(2.6)%	(0.2)%	1.0%
Bloomberg U.S. Municipal Index[4]	7.6%	2.9%	2.1%	2.2%
Bloomberg Municipal Bond 5 Year Index[5]	4.8%	3.0%	1.7%	1.5%
[1]	Past performance is not indicative of future results. Current performance may be lower or higher than the performance in historical periods.
[2]

Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the DTF Fund’s dividend reinvestment plan. In addition, when buying or selling stock, you would ordinarily pay brokerage expenses. Because brokerage expenses are not reflected in the above calculations, your total return net of brokerage expenses would be lower than the total returns on market value shown in the table. Source: Administrator of the DTF Fund.

[3]

Total return on NAV uses the same methodology as is described in note 2, but with use of NAV for beginning, ending and reinvestment values. Because the DTF Fund’s expenses (ratios detailed on page 16 of this report) reduce the DTF Fund’s NAV, they are already reflected in the DTF Fund’s total return on NAV shown in the table. NAV represents the underlying value of the DTF Fund’s net assets, but the market price per share may be higher or lower than the NAV. Source: Administrator of the DTF Fund.

[4]

The Bloomberg U.S. Municipal Index (formerly known as the Bloomberg Barclays Municipal Bond Index) is a market capitalization-weighted index that is designed to measure the long-term tax-exempt bond market. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment. Source: Bloomberg.

[5]

The Bloomberg Municipal Bond 5 Year Index is the 5 Year component of the Bloomberg U.S. Municipal Index. It is designed to measure the four-to-six-year area of the tax-exempt bond market. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment. Source: Bloomberg.

BOARD OF DIRECTORS MEETINGS

At the regular March and June 2023 meetings of the DTF Fund’s Board of Directors, the Board authorized the following monthly dividends:

Cents Per Share	Record Date	Payable Date	Cents Per Share	Record Date	Payable Date
3.25	April 17	April 28	3.25	July 17	July 31
3.25	May 15	May 31	3.25	August 15	August 31
3.25	June 15	June 30	3.25	September 15	September 29

ABOUT YOUR FUND

The Fund’s investment objective is current income exempt from regular federal income tax consistent with the preservation of capital. The Fund seeks to achieve its investment objective by investing primarily (at least 80% of its total assets) in a diversified portfolio of investment-grade tax-exempt obligations. The Fund may not invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in a single industry; provided that, for purposes of this restriction, tax exempt securities of issuers that are states, municipalities or their political subdivisions are not considered to be the securities of issuers in any single industry.

The use of leverage enables the Fund to borrow at short-term rates and invest at longer-term rates. As of April 30, 2023, the Fund’s leverage represented approximately 31% of the Fund’s total assets. Given the recent shape of the municipal yield curve and the resultant reduced benefits of leverage, on May 16, 2023, the Fund filed notice that it would voluntarily redeem $25 million of its outstanding preferred shares on June 15, 2023. That redemption will reduce the Fund’s leverage to $15 million, which is expected to represent approximately 16% of the Fund’s total assets. It is also possible that additional preferred shares will be redeemed at a future date, although no date has yet been set for any such future redemptions.

The amount and type of leverage used is reviewed by the Board of Directors based on the Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage. In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the Fund’s net asset value and the market value of its common stock. If the DTF Fund were to conclude that the use of leverage was likely to cease being beneficial, it could modify the amount and type of leverage it uses or eliminate the use of leverage entirely.

PORTFOLIO MANAGER RETIREMENT

On June 15, 2023, Ronald Schwartz retired as co-portfolio manager of the DTF Fund. Dusty Self, who has served as a portfolio manager of the Fund since July 1, 2022 and has over 30 years of experience focused on investment grade municipal strategies, has taken on the role of lead portfolio manager.

It is a privilege and honor to serve you and we are excited for the future.

Dusty L. Self Vice President	David D. Grumhaus, Jr. President and Chief Executive Officer

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein, are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The DTF Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

SCHEDULE OF INVESTMENTS

April 30, 2023

(Unaudited)

Principal Amount (000)	Description (a)	Value
LONG-TERM INVESTMENTS—141.6%
	Alabama—2.4%
$2,000	Jefferson Cnty. Brd. of Ed. Pub. Sch. Warrants, 5.00%, 2/01/46	$2,097,305

	Alaska—0.3%
290	Anchorage Elec. Util. Rev., 5.00%, 12/01/36 Prerefunded 12/01/24 @ $100 (b)	298,222

	Arizona—5.2%
1,350	Arizona Brd. of Regents Rev., Arizona St. Univ., 5.00%, 7/01/37	1,414,954
650	Arizona St. Hlth. Fac. Auth. Rev., HonorHealth Hosp. Proj., 5.00%, 12/01/42	656,643
1,000	Maricopa Cnty. Indl. Dev. Auth. Rev., Banner Hlth., 4.00%, 1/01/34	1,019,396
190	Northern Arizona Univ. Rev., 5.00%, 6/01/40 Prerefunded 6/01/24 @ $100 (b)	193,913
310	Northern Arizona Univ. Rev., 5.00%, 6/01/40	312,662
1,000	Northern Arizona Univ. SPEED Rev., (Stimulus Plan for Econ. and Edl. Dev.), 5.00%, 8/01/38 Prerefunded 8/01/23 @ $100 (b)	1,004,340

		4,601,908

	California—17.9%
1,260	California St. Hlth. Facs. Fin. Auth. Rev., Kaiser Permanente, 4.00%, 11/01/44	1,233,471
330	California St. Hlth. Facs. Fin. Auth. Rev., Providence St. Joseph Hlth., 4.00%, 10/01/36	333,364
1,660	California St. Hlth. Facs. Fin. Auth. Rev., Sutter Hlth., 5.00%, 11/15/46 Prerefunded 11/15/25 @ $100 (b)	1,757,261
1,000	California St. Gen. Oblig., 5.00% 10/01/28	1,029,907

Principal Amount (000)	Description (a)	Value
$ 1,000	California St. Pub. Wks. Brd. Lease Rev., Dept. of Corrections and Rehab., 5.25%, 9/01/29	$ 1,006,192
600	Contra Costa Cnty. Successor Agy. to Redev. Agy., Tax Allocation, 5.00%, 8/01/35, BAM	652,640
1,000	Garden Grove Successor Agy. to Agy. Cmty. Dev., Tax Allocation, 5.00%, 10/01/31, BAM	1,068,347
2,000	Gilroy Unified Sch. Dist. Gen. Oblig., 4.00%, 8/01/41	2,006,149
280	Lancaster Successor Agy. to Redev. Agy., Tax Allocation, 5.00%, 8/01/33, AGM	301,337
250	Palm Desert Successor Agy. to Redev. Agy., Tax Allocation, 5.00%, 10/01/28, BAM	271,787
1,215	San Marcos Successor Agy. to Redev. Agy., Tax Allocation, 5.00%, 10/01/32	1,283,795
2,000	San Mateo Successor Agy. to Redev. Agy., Tax Allocation, 5.00%, 8/01/30	2,102,071
1,000	Temple City Unified Sch. Dist. Gen. Oblig., 4.00%, 8/01/43	1,002,284
1,750	Univ. of California Rev., 4.00%, 5/15/48	1,730,807

		15,779,412

	Colorado—6.2%
925	Colorado St. Bldg. Excellent Schs. Today COP, 5.00%, 3/15/29	1,023,075
1,000	Denver City and Cnty. Arpt. Rev., 5.50%, 11/15/30	1,155,489
2,150	Public Auth. for Colorado Energy, Natural Gas Purch. Rev., 6.25%, 11/15/28	2,323,475
1,000	Univ. of Colorado Enterprise Rev., 4.00%, 6/01/43	1,001,812

		5,503,851

	Connecticut—8.9%
935	Connecticut St. Gen. Oblig., 5.00%, 9/15/35	1,029,863

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2023

(Unaudited)

Principal Amount (000)	Description (a)	Value
$ 730	Connecticut St. Gen. Oblig., 4.00%, 4/15/38	$ 741,360
1,265	Connecticut St. Hlth. & Edl. Facs. Auth. Rev., Yale Univ., 5.00%, 7/01/40	1,412,535
550	Connecticut St. Hlth. & Edl. Facs. Auth. Rev., Yale-New Haven Hosp., 5.00%, 7/01/48	550,285
390	Connecticut St. Hsg. Auth. Rev., 3.00%, 5/15/33	365,540
365	Connecticut St. Hsg. Auth. Rev., 3.20%, 11/15/33	357,802
130	Connecticut St. Hsg. Auth. Rev., 1.85%, 5/15/38	92,383
1,250	Hartford Cnty. Met. Dist. Clean Wtr. Proj. Rev., 5.00%, 2/01/33	1,464,871
400	Univ. of Connecticut Rev., 5.00%, 5/01/30	462,067
1,300	Univ. of Connecticut Spec. Oblig. Rev., 5.00%, 11/15/43	1,387,256

		7,863,962

	District of Columbia—1.2%
1,000	District of Columbia Gen. Oblig., 5.00%, 6/01/43	1,070,211

	Florida—22.2%
780	Brevard Cnty. Sch. Brd. Ref. COP, 5.00%, 7/01/32	846,957
1,000	Central Florida Expwy. Auth. Rev., 4.00%, 7/01/36	1,009,574
2,350	Florida St. Brd. of Gov. Florida State Univ. Dorm Rev., 5.00%, 5/01/33 Refunded 5/02/23 @ $100 (b)	2,350,000
1,000	Hillsborough Cnty. Aviation Auth. Rev., Tampa Int’l. Arpt., 5.00%, 10/01/44 Prerefunded 10/01/24 @ $100 (b)	1,019,856
500	Lee Cnty. Tran. Fac. Rev., 5.00%, 10/01/35, AGM	507,853
1,080	Miami Beach Hlth. Facs. Auth. Rev., Mt. Sinai Med. Ctr., 5.00%, 11/15/39	1,087,425

Principal Amount (000)	Description (a)	Value
$ 500	Miami Beach Redev. Agy. Rev., 5.00%, 2/01/40, AGM	$ 497,161
1,250	Miami-Dade Cnty. Ed. Facs. Auth. Rev., Univ. of Miami, 5.00%, 4/01/45	1,272,353
2,220	Miami-Dade Cnty. Sch. Brd. Ref. COP, 5.00%, 2/01/34	2,301,643
1,000	Reedy Creek Impvt. Dist. Gen. Oblig., 5.00%, 6/01/38 Prerefunded 6/01/23 @ $100 (b)	1,001,380
2,035	Seminole Cnty. Sales Tax Rev., 5.25%, 10/01/31, NRE	2,373,529
2,190	Seminole Cnty. Sch. Brd. COP, 5.00%, 7/01/33	2,308,160
830	S. Florida Wtr. Mgmt. Dist. COP, 5.00%, 10/01/35	867,093
470	Tallahassee Hlth. Facs. Rev., Tallahassee Memorial Hlthcare., 5.00%, 12/01/41	472,035
665	Tampa-Hillsborough Cnty. Expwy. Auth. Rev., 4.00%, 7/01/42	644,663
1,000	Tampa-Hillsborough Cnty. Expwy. Auth. Rev., 5.00%, 7/01/47	1,040,908

		19,600,590

	Georgia—0.6%
500	Atlanta Arpt. Passenger Fac. Charge Gen. Rev., 5.00%, 1/01/32	505,437

	Idaho—0.3%
240	Idaho St. Hlth. Facs. Auth. Rev., St. Luke’s Hlth. Sys., 5.00%, 3/01/37	249,177

	Illinois—17.4%
500	Chicago Multi-Family Hsg. Rev., Paul G. Stewart (Phases I and II), 4.90%, 3/20/44, FHA	500,195
1,000	Chicago O’Hare Intl. Arpt. Rev., Customer Fac. Charge, 5.125%, 1/01/30, AGM	1,002,534

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2023

(Unaudited)

Principal Amount (000)	Description (a)	Value
$ 620	Chicago O’Hare Intl. Arpt. Rev., 5.25%, 1/01/42	$ 649,328
250	Chicago Sales Tax Rev., 5.00%, 1/01/30 Prerefunded 1/01/25 @ $100 (b)	258,209
250	Chicago Wtrwks. Rev., 5.00%, 11/01/30	262,710
665	Chicago Wtrwks. Rev., 5.25%, 11/01/32, AGM	723,524
250	Chicago Wtrwks. Rev., 5.00%, 11/01/36, AGM	264,848
865	Chicago Wtrwks. Rev., 5.00%, 11/01/44	869,714
170	Illinois St. Fin. Auth. Rev., Advocate Hlth. Care Network, 5.00%, 5/01/45 Prerefunded 5/01/25 @ $100 (b)	176,505
1,055	Illinois St. Fin. Auth. Rev., Advocate Hlth. Care Network, 5.00%, 5/01/45 Prerefunded 5/01/25 @ $100 (b)	1,098,494
525	Illinois St. Fin. Auth. Rev., Northwestern Memorial Hlthcare., 5.00%, 9/01/42 Prerefunded 9/01/24 @ $100 (b)	538,086
1,090	Illinois St. Fin. Auth. Rev., Rush Univ. Med. Ctr., 4.00%, 11/15/39	1,055,287
1,000	Illinois St. Gen. Oblig., 5.00%, 2/01/27	1,059,314
2,020	Illinois St. Gen. Oblig., 5.50%, 1/01/29	2,259,877
600	Illinois St. Gen. Oblig., 5.00%, 2/01/29	636,061
1,180	Illinois St. Hsg. Dev. Auth. Rev., 2.375%, 10/01/42	843,836
750	Illinois St. Toll Hwy. Auth. Rev., 5.00%, 1/01/41	778,416
330	Railsplitter Tobacco Settlement Auth. Rev., 5.00%, 6/01/27	350,585
1,000	Sales Tax Securitization Corp. Rev., 5.00%, 1/01/48	1,033,636
1,000	Univ. of Illinois Aux. Facs. Sys. Rev., 5.00%, 4/01/34	1,006,424

		15,367,583

Principal Amount (000)	Description (a)	Value
	Indiana—4%
$ 240	Indiana St. Fin. Auth. Hosp. Rev., Indiana Univ. Hlth., 5.00%, 12/01/28	$ 248,174
2,000	Indiana St. Fin. Auth. Hosp. Rev., Parkview Hlth., 5.00%, 11/01/43	2,079,835
1,120	Indianapolis Local Public Impt. Bond Bank Rev., Indianapolis Arpt. Auth Proj., 5.25%, 1/01/42	1,206,149

		3,534,158

	Kentucky—1.1%
900	Kentucky Bond Dev. Corp. Transient Room Tax Rev., 5.00%, 9/01/43	951,639

	Louisiana—3.9%
1,250	Louisiana St. Stadium & Exposition Dist. Rev., 5.00%, 7/01/30	1,250,730
605	Louisiana St. Stadium & Exposition Dist. Rev., 5.00%, 7/01/36	605,293
1,250	Louisiana St. Tran. Auth. Rev., 5.00%, 8/15/38 Prerefunded 8/15/23 @ $100 (b)	1,256,113
300	New Orleans Swr. Svc. Rev., 5.00%, 6/01/44 Prerefunded 6/01/24 @ $100 (b)	305,857

		3,417,993

	Maine—2.4%
100	Maine St. Hlth. & Hgr. Edl. Facs. Auth. Rev., 5.00%, 7/01/33, Prerefunded 7/01/23 @ $100 (b)	100,276
905	Maine St. Hlth. & Hgr. Edl. Facs. Auth. Rev., 5.00%, 7/01/33	905,409
610	Portland General Arpt. Rev., 5.00%, 7/01/31	611,617
540	Portland General Arpt. Rev., 5.00%, 7/01/32	541,420

		2,158,722

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2023

(Unaudited)

Principal Amount (000)	Description (a)	Value
	Maryland—1.5%
$ 500	Maryland St. Cmnty. Dev. Admin., Dept. of Hsg. And Cmnty. Dev. Rev., 1.95%, 9/01/41	$ 332,858
1,000	Maryland St. Hlth. & Hgr. Edl. Facs. Auth. Rev., Luminis Hlth., 5.00%, 7/01/39 Prerefunded 7/01/24 @ $100 (b)	1,020,700

		1,353,558

	Massachusetts—4.6%
1,945	Massachusetts St. Gen. Oblig., 5.50%, 8/01/30, AMBAC	2,317,436
700	Massachusetts St. Hsg. Fin. Agy. Rev., 2.30%, 12/01/40	520,629
300	Massachusetts St. Hsg. Fin. Agy. Rev., 3.00%, 12/01/45	233,441
1,000	Massachusetts St. Port Auth. Rev., 5.00%, 7/01/47	1,022,003

		4,093,509

	Michigan—2.4%
550	Michigan St. Fin. Auth. Rev., Beaumont Hlth. Credit Group, 5.00%, 11/01/44	559,167
540	Michigan St. Bldg. Auth. Rev., 4.00%, 10/15/36	550,467
1,020	Michigan St. Hsg. Dev. Auth. Rev., 2.80%, 12/01/45	759,307
225	Royal Oak Hosp. Fin. Auth. Rev., Beaumont Hlth. Credit Group, 5.00%, 9/01/39 Prerefunded 3/01/24 @ $100 (b)	227,938

		2,096,879

	Minnesota—0.2%
200	Minnesota St. Hsg. Fin. Agy., 2.70%, 7/01/44	160,560

	Mississippi—0.7%
600	Mississippi St. Gen. Oblig., 4.00%, 10/01/39	606,064

	Nebraska—2.4%
1,925	Omaha Gen. Oblig., 5.25%, 4/01/27	2,116,194

Principal Amount (000)	Description (a)	Value
	New Jersey—2.6%
$ 400	Camden Cnty. Impvt. Auth. Hlthcare. Redev. Rev., Cooper Hlth. Sys., 5.00%, 2/15/33	$ 403,314
295	New Jersey St. COVID-19 Gen. Oblig. Emergency Bonds, 4.00%, 6/01/31	322,066
1,125	New Jersey St. Tpk. Auth. Rev., 5.00%, 1/01/34	1,207,690
305	New Jersey St. Tpk. Auth. Rev., 4.00%, 1/01/35	314,192

		2,247,262

	New York—5.4%
530	Long Island Pwr. Auth. Elec. Sys. Gen. Rev., 5.00%, 9/01/42	569,120
510	New York City Mun. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev., Adjustable Rate Bond, 3.75%, 06/15/48	510,000
2,035	New York St. Dorm. Auth., Personal Inc. Tax Rev., 5.00%, 03/15/31	2,113,728
900	Port Auth. of New York and New Jersey Rev., 5.00%, 6/01/33	908,969
500	Triborough Bridge & Tunnel Auth. Rev., 5.00%, 11/15/30 Refunded 5/15/23 @ $100 (b)	500,308
195	TSASC Inc. Tobacco Settlement Rev., 5.00%, 6/01/34	203,014

		4,805,139

	North Carolina—0.2%
185	North Carolina St. Hsg. Fin. Agy. Rev., 2.85%, 1/01/43	147,711

	Ohio—1.1%
570	Northeast Ohio Regl. Swr. Dist. Rev., 4.00%, 11/15/43	571,549
495	Ohio St. Hsg. Fin. Agy. Rev., 2.45%, 9/01/45	381,093

		952,642

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2023

(Unaudited)

Principal Amount (000)	Description (a)	Value
	Oregon—4.4%
$ 1,500	Oregon St. Dept. of Admin. Svcs., Lottery Rev., 5.00%, 5/01/41	$ 1,707,204
500	Oregon St. Gen. Oblig., 5.00%, 5/01/41	520,825
570	Port of Portland Intl. Arpt. Rev., 5.00%, 7/01/32	577,164
1,000	Washington Cnty. Sch. Dist. 48J (Beaverton), Gen. Oblig. 5.00%, 6/15/36	1,066,703

		3,871,896

	Pennsylvania—2.3%
2,000	Delaware River Port Auth. Rev., 5.00%, 1/01/34 Prerefunded 1/01/24 @ $100 (b)	2,024,622

	Rhode Island—1.2%
1,070	Rhode Island St. Clean Wtr. Fin. Agy., Wtr. Poll. Control Rev., 5.00%, 10/01/32 Prerefunded 10/01/24 @ $100 (b)	1,097,951

	South Carolina—0.3%
290	SCAGO Edl. Facs. Corp. Rev., Pickens Cnty. Sch. Dist., 5.00%, 12/01/24	297,725

	Tennessee—2.8%
250	Chattanooga-Hamilton Cnty. Hosp. Auth. Rev., Erlanger Hlth. Sys., 5.00%, 10/01/34	254,506
110	Tennessee St. Hsg. Dev. Agy., 3.625%, 7/01/32	108,928
2,000	Tennessee St. Sch. Bond Auth. Rev., 5.00%, 11/01/42	2,135,702

		2,499,136

	Texas—13%
670	Dallas Area Rapid Transit Rev., 5.00%, 12/01/41 Prerefunded 12/01/25 @ $100 (b)	705,322
1,250	Houston Arpt. Sys. Rev., 5.00%, 7/01/39	1,339,016
1,410	Houston Util. Sys. Rev., 5.00%, 11/15/32 Prerefunded 11/15/23 @ $100 (b)	1,423,476

Principal Amount (000)	Description (a)	Value
$ 1,000	Lewisville Indep. Sch. Dist. Gen. Oblig., 3.00%, 8/15/39, PSF	$ 864,450
1,505	North Texas Twy. Auth. Rev., Convertible CAB, 0.00%, 9/01/43 Prerefunded 9/01/31 @ $100 (b)	1,889,759
1,135	North Texas Twy. Auth. Rev., 4.00%, 1/01/43	1,110,361
700	San Antonio Indep. Sch. Dist. Sch. Bldg. Gen. Oblig., 5.00%, 8/15/38, PSF	735,484
1,000	Texas St. Wtr. Development Brd. Rev., St. Wtr. Implementation Fund, 4.00%, 10/15/47	984,108
2,400	Univ. of Texas Permanent. Univ. Fnd. Sys. Rev., Adjustable Rate Bond, 3.80%, 7/01/38	2,400,000

		11,451,976

	Vermont—0.6%
500	Vermont St. Edl. and Hlth. Bldg. Fin. Agy. Rev., Univ. of Vermont Med. Center, 5.00%, 12/01/35	522,689

	Wisconsin—1.9%
1,400	Wisconsin St. Pub. Fin. Auth. Hosp. Rev., Renown Reg. Med. Ctr., 5.00%, 6/01/40	1,425,520
250	Wisconsin St. Pub. Fin. Auth., Solid Waste Disp. Rev., 2.875%, 5/01/27	237,573

		1,663,093

	Total Long-Term Investments (Cost $126,739,102)	125,008,776

	TOTAL INVESTMENTS—141.6%
	(Cost $126,739,102)	125,008,776
	Remarketable Variable Rate MuniFund Term Preferred Shares at liquidation value—(45.3)%	(40,000,000)
	Other assets less other liabilities—3.7%	3,261,858

	NET ASSETS APPLICABLE TO COMMON STOCK—100.0%	$88,270,634

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2023

(Unaudited)

(a)	The following abbreviations are used in the portfolio descriptions:

AGM—Assured Guaranty Municipal Corp.*

AMBAC—Ambac Assurance Corporation*

BAM—Build America Mutual Assurance Company*

CAB—Capital Appreciation Bond

COP—Certificate of Participation

FHA—Federal Housing Authority*

NRE—National Public Finance Guarantee Corporation*

PSF—Texas Permanent School Fund*

*	Indicates an obligation of credit support, in whole or in part.
(b)	Prerefunded and refunded issues are secured by escrowed cash, U.S. government obligations, or other securities.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The Fund’s investments are carried at fair value which is defined as the price that the Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical securities
Level 2—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at April 30, 2023:

Level 2
Municipal bonds	$125,008,776

There were no Level 1 or Level 3 priced securities held and there were no transfers into or out of Level 3.

Summary of Ratings

as a Percentage of Long-Term Investments

Rating**	%
AAA	7.6
AA	49.1
A	37.2
BBB	3.3
BB	0.0
B	0.0
NR	2.8

100.0

**

Individual ratings are grouped based on the lower rating of Standard & Poor’s Financial Services LLC (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) and are expressed using the S&P ratings scale. If a particular security is rated by either S&P or Moody’s, but not both, then the single rating is used. If a particular security is not rated by either S&P or Moody’s, then a rating from Fitch Ratings, Inc. is used, if available. The Fund does not evaluate these ratings but simply assigns them to the appropriate credit quality category as determined by the ratings agencies, as applicable. Securities that have not been rated by S&P, Moody’s or Fitch totaled 2.8% of the portfolio at the end of the reporting period.

Portfolio Composition

as a Percentage of Long-Term Investments

%
Pre-Refunded	16.2
General Obligation	15.5
Education	11.6
Healthcare	10.5
Special Tax	8.3
Leasing	7.4
Airports	6.9
Transportation	6.0
Tax Allocation	5.0
Water & Sewer	4.5
Other	8.1

100.0

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2023

(Unaudited)

ASSETS:

Investments, at value (cost $126,739,102)	$125,008,776

Cash	3,255,038

Interest receivable	1,704,192

Prepaid expenses	46,908

Total assets	130,014,914

LIABILITIES:

Payable for securities purchased	1,708,275

Investment advisory fee (Note 3)	53,045

Administrative fee (Note 3)	10,250

Accrued expenses	42,560

Remarketable Variable Rate MuniFund Term Preferred Shares (400 shares issued and outstanding, liquidation preference $100,000 per share, net of deferred offering costs of $69,850) (Note 6)	39,930,150

Total liabilities	41,744,280

NET ASSETS APPLICABLE TO COMMON STOCK	$88,270,634

CAPITAL:

Common stock ($0.01 par value per share; 599,996,750 shares authorized, 7,029,567 issued and outstanding)	$70,296

Additional paid-in capital	96,299,508

Total distributable earnings (accumulated losses)	(8,099,170)

Net assets applicable to common stock	$88,270,634

NET ASSET VALUE PER SHARE OF COMMON STOCK	$12.56

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2023

(Unaudited)

INVESTMENT INCOME:

Interest	$2,226,889

EXPENSES:

Interest expense and amortization of deferred offering costs on preferred shares (Note 6)	910,213

Investment advisory fees (Note 3)	324,738

Administrative fees (Note 3)	61,095

Professional fees	51,975

Reports to shareholders	44,450

Custodian fees	32,450

Transfer agent fees	23,425

Directors’ fees	7,504

Other expenses	40,404

Total expenses	1,496,254

Net investment income	730,635

REALIZED AND UNREALIZED GAIN (LOSS):

Net realized loss on investments	(636,203)

Net change in unrealized appreciation/depreciation on investments	5,688,413

Net realized and unrealized gain (loss) on investments	5,052,210

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCK RESULTING FROM OPERATIONS	$5,782,845

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended April 30, 2023 (Unaudited)	For the year ended October 31, 2022

OPERATIONS:

Net investment income	$730,635	$2,340,207

Net realized loss	(636,203)	(5,507,254)

Net change in unrealized appreciation/depreciation	5,688,413	(19,558,805)

Net increase (decrease) in net assets applicable to common stock resulting from operations	5,782,845	(22,725,852)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:

Net investment income and net realized gains	(1,370,766)	(3,898,154)

Decrease in net assets from distributions to common stockholders	(1,370,766)	(3,898,154)

Total increase (decrease) in net assets	4,412,079	(26,624,006)

TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:

Beginning of period	83,858,555	110,482,561

End of period	$88,270,634	$83,858,555

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

STATEMENT OF CASH FLOWS

For the six months ended April 30, 2023

(Unaudited)

INCREASE (DECREASE) IN CASH

Cash flows provided by (used in) operating activities:

Net increase in net assets resulting from operations	$5,782,845

Adjustments to reconcile net increase in net assets resulting from operations to cash provided by operating activities:

Purchase of investment securities	(4,786,950)

Proceeds from sales and maturities of investment securities	8,475,607

Net amortization and accretion of premiums and discounts on debt securities	607,838

Net realized loss on investments	636,203

Net change in unrealized appreciation/depreciation on investments	(5,688,413)

Amortization of deferred offering costs	67,973

Decrease in interest receivable	84,540

Decrease in prepaid and accrued expenses—net	(57,165)

Cash provided by operating activities	5,122,478

Cash flows provided by (used in) financing activities:

Payment for partial redemption of RVMTP Shares	(25,000,000)

Distributions paid to common stockholders	(1,370,766)

Cash used in financing activities	(26,370,766)

Net decrease in cash	(21,248,288)

Cash at beginning of period	24,503,326

Cash at end of period	$3,255,038

Supplemental cash flow information:
Cash paid during the period for interest expense	$842,240

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS

The table below provides information about income and capital changes for a share of common stock outstanding throughout the periods indicated (excluding supplemental data provided below):

	For the six months ended April 30, 2023 (Unaudited)	For the year ended October 31,
PER SHARE DATA:		2022	2021	2020	2019	2018

Net asset value, beginning of period	$11.93	$15.72	$15.79	$15.75	$14.62	$15.69

Net investment income	0.10	0.33	0.43	0.44	0.39	0.47

Net realized and unrealized gain (loss)	0.72	(3.57)	(0.01)	0.08	1.29	(0.92)

Net increase (decrease) from investment operations applicable to common stock	0.82	(3.24)	0.42	0.52	1.68	(0.45)

Distributions on common stock:

Net investment income	(0.19)	(0.39)	(0.49)	(0.48)	(0.43)	(0.59)

Net realized gains	—	(0.16)	— (1)	— (1)	(0.12)	(0.03)

Total distributions	(0.19)	(0.55)	(0.49)	(0.48)	(0.55)	(0.62)

Net asset value, end of period	$12.56	$11.93	$15.72	$15.79	$15.75	$14.62

Per share market value, end of period	$11.00	$10.79	$14.26	$14.21	$14.18	$12.34

RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:

Operating expenses	3.44%*	3.13%	2.37%	2.27%	2.87%	2.58%

Operating expenses, without leverage	1.30%*	1.32%	1.46%	1.17%	1.14%	1.16%

Net investment income	1.68%*	2.39%	2.57%	2.83%	2.58%	3.10%

SUPPLEMENTAL DATA:

Total return on market value(2)	3.75%	(21.04)%	3.62%	3.62%	19.70%	(8.72)%

Total return on net asset value(2)	6.93%	(21.10)%	2.54%	3.39%	11.67%	(2.94)%

Portfolio turnover rate	5%	7%	10%	13%	10%	23%

Net assets applicable to common stock, end of period (000’s omitted)	$88,271	$83,859	$110,483	$134,501	$134,205	$124,550

Preferred stock outstanding, end of period (000’s omitted)(3)	$40,000	$65,000	$65,000	$65,000	$65,000	$65,000

Asset coverage on preferred stock(4)	$320,677	$229,013	$269,973	$306,925	$306,469	$291,615

Asset coverage ratio on preferred stock(5)	321%	229%	270%	307%	306%	292%

*	Annualized
(1)	Amount per share is less than $0.01.
(2)

Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. Total return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.

(3)	The Fund’s preferred stock is not publicly traded.
(4)

Represents value of net assets applicable to common stock plus preferred stock outstanding at period end divided by the preferred stock outstanding at period end, calculated per $100,000 liquidation preference per share of preferred stock.

(5)	Represents value of net assets applicable to common stock plus preferred stock outstanding at period end divided by the preferred stock outstanding at period end.

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

NOTES TO FINANCIAL STATEMENTS

April 30, 2023

(Unaudited)

Note 1. Organization

DTF Tax-Free Income 2028 Term Fund Inc. (formerly known as DTF Tax-Free Income Inc.) (the “Fund”) was incorporated under the laws of the State of Maryland on September 24, 1991. The Fund commenced operations on November 29, 1991 as a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is current income exempt from regular federal income tax consistent with preservation of capital.

The Fund will terminate on or before March 1, 2028 unless (i) within 12 months prior to that date, the Fund conducts a tender offer for all of its outstanding shares at 100% of their net asset value, (ii) the results of the tender offer leave the Fund with net assets of at least $75 million and (iii) a majority of the entire Board of Directors votes to reinstate the Fund’s perpetual existence.

Note 2. Significant Accounting Policies

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification (“ASC”) Topic 946 applicable to Investment Companies.

The following are the significant accounting policies of the Fund.

A. Investment Valuation: Debt securities are generally valued based on the evaluated bid using prices provided by one or more dealers regularly making a market in that security, an independent pricing service, or quotes from broker-dealers, when such prices are believed to reflect the fair value of such securities and are generally classified as Level 2. The relative liquidity of some securities in the Fund’s portfolio may adversely affect the ability of the Fund to accurately value such securities. Any securities for which it is determined that market prices are unavailable or inappropriate are fair valued using the Adviser’s policies adopted by the Board of Directors and are classified as Level 2 or 3 based on the valuation inputs.

B. Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are determined on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on securities using the effective interest method. Premiums on securities are amortized over the period remaining until first call date, if any, or if none, the remaining life of the security and discounts are accreted over the remaining life of the security for financial reporting purposes.

C. Federal Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income or excise taxes is required. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. The Fund’s U.S. federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three years after they are filed. State and local tax returns and/or other filings may be subject to examination for different periods, depending upon the rules of each applicable jurisdiction.

D. Dividends and Distributions: The Fund declares and pays dividends on its common stock monthly from net investment income. Net capital gains, if any, in excess of capital loss carryforwards are expected to be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends on the Fund’s Remarketable Variable Rate MuniFund Term Preferred Shares (“RVMTP Shares”) are accrued on a daily basis and paid on a monthly basis and are determined as described in Note 6.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2023

(Unaudited)

The amount and timing of distributions are generally determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.

E. Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 3. Agreements and Management Arrangements

A. Adviser: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”). The investment advisory fee is payable monthly at an annual rate of 0.50% of the Fund’s average weekly managed assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

B. Administrator: The Fund has an Administration Agreement with Robert W. Baird & Co. Incorporated (the “Administrator” or “Baird”). The administration fee is payable quarterly at an annual rate of 0.14% of the Fund’s average weekly net assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (including the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

C. Directors: The Fund pays each director not affiliated with the Adviser an annual fee. Total fees paid to directors for the six months ended April 30, 2023 were $7,504.

D. Affiliated Shareholder: At April 30, 2023, Virtus Partners, Inc. (a wholly owned subsidiary of Virtus) held 34,265 shares of the Fund which represent 0.49% of shares of common stock outstanding. These shares may be sold at any time.

Note 4. Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2023 were $6,495,225, and $8,475,607, respectively.

Note 5. Federal Tax Information

At April 30, 2023, the approximate federal tax cost and aggregate gross unrealized appreciation (depreciation) were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Depreciation
$126,738,455	$1,155,864	$(2,885,543)	$(1,729,679)

At October 31, 2022, the Fund had unused capital loss carryforwards available to offset future capital gains, if any, to the extent permitted by the Internal Revenue Code. The character and amounts of the carryforwards are given in the table below. These capital losses are not subject to expiration.

Short Term	Long Term	Total
$159,845	$5,345,666	$5,505,511

DTF TAX-FREE INCOME 2028 TERM FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2023

(Unaudited)

Note 6. Remarketable Variable Rate MuniFund Term Preferred Shares

On November 2, 2020, the Fund issued 650 shares of Series 2050 Remarketable Variable Rate MuniFund Term Preferred Shares (“RVMTP Shares”), each with a liquidation preference of $100,000. The RVMTP Shares were privately placed with an institutional investor. The proceeds were used to conduct an early redemption of the Fund’s Series 2021 Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) at 100% of their liquidation preference plus accrued and unpaid dividends on November 12, 2020.

The RVMTP Shares are a floating-rate form of preferred shares and are subject to a mandatory tender on May 2, 2024, but may remain outstanding either on the same terms or modified terms pursuant to an agreement between the Fund and the holder(s), or under a remarketing process at such time. The Fund is required to redeem all outstanding RVMTP Shares on November 2, 2050, unless earlier redeemed, repurchased or extended. The RVMTP Shares are subject to optional and mandatory redemption in certain circumstances. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends and a redemption premium, if any.

On November 16, 2022, the Fund voluntarily redeemed 250 of its outstanding RVMTP Shares, at a redemption price equal to the aggregate liquidation preference of $25,000,000 plus accumulated but unpaid dividends.

Key terms of the series of RVMTP Shares at April 30, 2023 are as follows:

Series	Shares Outstanding	Liquidation Preference	Weekly Rate Reset	Rate	Mandatory Redemption Date
2050	400	$40,000,000	SIFMA Municipal Swap Index + 1.25%	5.11%	11/02/2050

The Fund incurred costs in connection with the issuance of the RVMTP Shares. These costs were recorded as a deferred charge and are being amortized over a three-year term. Amortization of these deferred offering costs of $67,973 is included under the caption “Interest expense and amortization of deferred offering costs on preferred shares” on the Statement of Operations and the unamortized balance is deducted from the carrying amount of the RVMTP Shares under the caption “Remarketable Variable Rate MuniFund Term Preferred Shares” on the Statement of Assets and Liabilities.

Dividends on the RVMTP Shares (which are treated as interest expense for financial reporting purposes) are accrued daily and paid monthly. Interest expense may also include distributions of taxable income, if any, allocated to the RVMTP Shares. The average daily liquidation value outstanding and the weighted daily average dividend rate of the RVMTP Shares during the six months ended April 30, 2023, were $41,933,702 and 4.04%, respectively.

The RVMTP Shares are not listed on any exchange or automated quotation system. The fair value of the RVMTP Shares is estimated to be their liquidation preference. The RVMTP Shares are categorized as Level 2 within the fair value hierarchy. The Fund is subject to certain restrictions relating to the RVMTP Shares, such as maintaining certain asset coverage, effective leverage ratio and overcollateralization ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of the RVMTP Shares.

Note 7. Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2023

(Unaudited)

Note 8. Subsequent Event

On May 16, 2023, the Fund filed notice that it would voluntarily redeem 250 of its outstanding RVMTP Shares on June 15, 2023, at a redemption price equal to the aggregate liquidation preference of $25,000,000 plus accumulated but unpaid dividends.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the terms of the Fund’s investment advisory agreement must be reviewed and approved at least annually by the Board of Directors of the Fund (the “Board”), including a majority of the directors who are not “interested persons” of the Fund, as defined in section 2(a)(19) of the 1940 Act (the “Independent Directors”). Section 15(c) of the 1940 Act also requires the Fund’s directors to request and evaluate, and the Fund’s investment adviser to furnish, such information as may reasonably be necessary to evaluate the terms of the investment advisory agreement. To assist the Board with this responsibility, the Board has appointed a Contracts Committee, which is composed of the Independent Directors of the Fund and acts under a written charter that was most recently amended on December 17, 2015. A copy of the charter is available on the Fund’s website at www.dpimc.com/dtf and in print to any shareholder, upon request.

The Contracts Committee, assisted by the advice of independent legal counsel, conducted an annual review of the terms of the Fund’s contractual arrangements, including the investment advisory agreement with Duff & Phelps Investment Management Co. (the “Adviser”). Set forth below is a description of the Contracts Committee’s annual review of the Fund’s investment advisory agreement, which provided the material basis for the Board’s decision to continue the investment advisory agreement.

In the course of the Contracts Committee’s review, the members of the Contracts Committee considered all of the information they deemed appropriate, including informational materials furnished by the Adviser in response to a request made by independent counsel on behalf of the Contracts Committee. In arriving at its recommendation that continuation of the investment advisory agreement was in the best interests of the Fund and its shareholders, the Contracts Committee took into account all factors that it deemed relevant, without identifying any single factor or group of factors as all-important or controlling. Among the factors considered by the Contracts Committee, and the conclusion reached with respect to each, were the following:

Nature, extent, and quality of services. The Contracts Committee considered the nature, extent and quality of the services provided to the Fund by the Adviser. Among other materials, the Adviser furnished the Contracts Committee with a copy of its most recent investment adviser registration form (Form ADV). In evaluating the quality of the Adviser’s services, the Contracts Committee noted the various complexities involved in the operations of the Fund, such as the use of leverage in the form of the Fund’s preferred stock, and concluded that the Adviser is consistently providing high-quality services to the Fund in an increasingly complex environment. The Contracts Committee also considered the length of service of the individual professional employees of the Adviser who provide services to the Fund and noted that the two portfolio managers who retired in 2022 had served the Fund for 25 years and 16 years, respectively, and that the two new portfolio managers that the Adviser appointed to succeed them had worked for an affiliate of the Adviser for five years and for the same organization under different ownership for many years prior to that. In the Contracts Committee’s view, the long-term service of capable and conscientious professionals provides a significant benefit to the Fund and its shareholders. The Contracts Committee also considered the Fund’s investment performance as discussed below. The Contracts Committee also took into account its evaluation of the quality of the Adviser’s code of ethics and compliance program. The Contracts Committee also considered the consistent quality of the services being provided by the Adviser even in light of the disruptions related to the COVID-19 pandemic. In light of the foregoing, the Contracts Committee concluded that it was generally satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

Investment performance of the Fund and the Adviser. The Contracts Committee reviewed the Fund’s investment performance over time and compared that performance to other funds in its peer group. In making its comparisons, the Contracts Committee utilized data provided by the Adviser and a report from Broadridge (“Broadridge”), an independent provider of investment company data. As reported by Broadridge, the Fund’s net asset value (“NAV”) total return ranked below the median among all leveraged closed-end general and insured municipal debt funds for the 3- and 5-year periods ended June 30, 2022 but above the median among such funds for the 1-year period ended June 30, 2022. The Adviser provided the Contracts Committee with performance information for the Fund for various periods, measured against two benchmarks: the Bloomberg U.S. Municipal Index and the Lipper Leveraged Municipal Debt Funds Average (the Fund’s category as determined by Thomson Reuters Lipper). The Committee noted that the Fund’s

NAV total return and market value total return had each underperformed the Bloomberg U.S. Municipal Index for the 1-, 3- and 5-year periods ended June 30, 2022. The Committee further noted that the Fund’s total return on both an NAV basis and market value basis had underperformed compared to the Lipper Leveraged Municipal Debt Fund Average for the 3- and 5-year periods ended June 30, 2022, but outperformed the average for the 1-year period ended June 30, 2022. In evaluating the Fund’s performance, the Contracts Committee further considered the Adviser’s explanation that the fixed-income investments comprising certain of the benchmarks include higher yielding, lower-quality bonds in which the Fund is not permitted to invest.

Costs of services and profits realized. The Contracts Committee considered the reasonableness of the compensation paid to the Adviser, in both absolute and comparative terms, and also the profits realized by the Adviser and its affiliates from its relationship with the Fund. To facilitate this analysis, the Contracts Committee retained Broadridge to furnish a report comparing the Fund’s management fee (defined as the sum of the advisory fee and administration fee) and other expenses to the similar expenses of other municipal debt funds selected by Broadridge (the “Broadridge expense group”). The Contracts Committee reviewed, among other things, information provided by Broadridge comparing the Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (reflecting fee waivers, if any) as a percentage of total assets and as a percentage of assets attributable to common stock to other funds in its Broadridge expense group. Based on the data provided on management fee rates, the Contracts Committee noted that: (i) the Fund’s contractual management fee rate at a common asset level was in line with the median of its Broadridge expense group; (ii) the actual total expense rate was higher than the median of its Broadridge expense group on the basis of assets attributable to common stock and on a total asset basis; and (iii) the actual management fee rate was higher than the median of its Broadridge expense group on the basis of assets attributable to common stock, but in line with the median on a total asset basis. The Contracts Committee also noted that the Fund’s total expenses were higher during the comparison period due to non-recurring expenses associated with the Fund’s 2021 tender offer, and that after adjusting for such non-recurring expenses, the Fund’s total expenses were closer to (though still above) the median of its Broadridge expense group on a total asset basis.

In reviewing expense ratio comparisons between the Fund and other funds in the peer group selected by Broadridge, the Contracts Committee considered leverage-related expenses separately from other expenses. The Contracts Committee noted that leverage-related expenses are not conducive to direct comparisons between funds, because the leverage-related expenses on a fund’s income statement are significantly affected by the amount, type and tenor of the leverage used by each fund, among other factors, and considered the Adviser’s report indicating that the tenor of the Fund’s leverage, as well as the relatively smaller size of the Fund as compared to many other funds in its peer group, were the primary drivers of the difference between the Fund’s investment-related expenses and those of other funds in the Broadridge peer group. Also, unlike all the other expenses of the Fund (and other funds) which are incurred in return for a service, leverage expenses are incurred in return for the receipt of additional capital that is then invested by the Fund (and other funds using leverage) in additional portfolio securities that produce revenue directly offsetting the leverage expenses. Accordingly, in evaluating the cost of the Fund’s leverage, the Contracts Committee considered the specific benefits to the Fund’s common shareholders of maintaining such leverage, noting that the Fund’s management and the Board regularly monitor the amount, form, terms and risks of the Fund’s leverage, and that such leverage has continued to be accretive, generating net income for the Fund’s common shareholders over and above its cost.

The Adviser also furnished the Contracts Committee with copies of its financial statements, and the financial statements of its parent company, Virtus Investment Partners, Inc. The Adviser also provided information regarding the revenue and expenses related to its management of the Fund, and the methodology used by the Adviser in allocating such revenue and expenses among its various clients. In reviewing those financial statements and other materials, the Contracts Committee examined the profitability of the investment advisory agreement to the Adviser and determined that the profitability of that contract was reasonable in light of the services rendered to the Fund. The Contracts Committee considered that the Adviser must be able to compensate its employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality service to the Fund. The Contracts Committee concluded that the investment advisory fee was the product of arm’s length bargaining and that it was fair and reasonable to the Fund.

Economies of scale. The Contracts Committee considered whether the Fund has appropriately benefited from any economies of scale. The Contracts Committee concluded that currently the Fund is not sufficiently large to realize benefits from economies of scale with fee breakpoints. The Contracts Committee encouraged the Adviser to continue to work towards reducing costs by leveraging relationships with service providers across the complex of funds advised by the Adviser.

Comparison with other advisory contracts. The Contracts Committee also received comparative information from the Adviser with respect to its standard fee schedule for investment advisory clients other than the Fund. The Contracts Committee noted that, among all accounts managed by the Adviser, the Fund’s advisory fee rate is higher than the Adviser’s standard fee schedule. However, the Contracts Committee noted that the services provided by the Adviser to the Fund are significantly more extensive and demanding than the services provided by the Adviser to its non-investment company, institutional accounts. Specifically, in providing services to the Fund, the Contracts Committee considered that the Adviser needs to: (1) comply with the 1940 Act, the Sarbanes-Oxley Act and other federal securities laws and New York Stock Exchange requirements, (2) provide for external reporting (including semi-annual reports to shareholders, annual audited financial statements and disclosure of proxy voting), tax compliance and reporting (which are particularly complex for investment companies), requirements of Section 19 of the 1940 Act relating to the source of distributions, (3) prepare for and attend meetings of the Board and its committees, (4) communicate with Board and committee members between meetings, (5) communicate with a retail shareholder base consisting of thousands of investors, (6) manage the use of financial leverage and respond to changes in the financial markets and regulatory environment that could affect the amount and type of the Fund’s leverage and (7) respond to unanticipated issues in the financial markets or regulatory environment that can impact the Fund. Based on the fact that the Adviser only provides the foregoing services to its investment company clients and not to its institutional account clients, the Contracts Committee concluded that the management fees charged to the Fund are reasonable compared to those charged to other clients of the Adviser, when the nature and scope of the services provided to the Funds are taken into account. Furthermore, the Contracts Committee noted that many of the Adviser’s other clients would not be considered “like accounts” of the Fund because these accounts are not of similar size and do not have the same investment objectives as, or possess other characteristics similar to, the Fund.

Indirect benefits. The Contracts Committee considered possible sources of indirect benefits to the Adviser from its relationship to the Fund, and enhanced reputation that may aid in obtaining new clients. As a fixed-income fund, the Contracts Committee noted that the Fund does not utilize affiliates of the Adviser for brokerage purposes.

Conclusion. Based upon its evaluation of all material factors, including the foregoing, and assisted by the advice of independent legal counsel, the Contracts Committee concluded that the continued retention of the Adviser as investment adviser to the Fund was in the best interests of the Fund and its shareholders. Accordingly, the Contracts Committee recommended to the full Board that the investment advisory agreement with the Adviser be continued for a one-year term ending March 1, 2024. On December 14, 2022, the Contracts Committee presented its recommendations, and the criteria on which they were based, to the full Board, whereupon the Board, including all of the Independent Directors voting separately, accepted the Contracts Committee’s recommendations and unanimously approved the continuation of the current investment advisory agreement with the Adviser for a one-year term ending March 1, 2024.

INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)

Although the Fund does not typically hold voting securities, a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Administrator toll-free at (833) 604-3163 or is available on the Fund’s website www.dpimc.com/dtf or on the SEC’s website www.sec.gov.

INFORMATION ABOUT THE FUND’S PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended January 31 and July 31) as an exhibit to Form NPORT-P. The Fund’s Form NPORT-P is available on the SEC’s website at www.sec.gov. In addition, the Fund’s schedule of portfolio holdings is available without charge, upon request, by calling the Administrator toll-free at (833) 604-3163 or is available on the Fund’s website at www.dpimc.com/dtf.

ADDITIONAL INFORMATION (Unaudited)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

REPORT ON ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Annual Meeting of Shareholders of the Fund was held on March 6, 2023. The following is a description of each matter voted upon at the meeting and the number of votes cast on each matter:

	Shares Voted For	Shares Withheld
1. Election of directors*
To elect three directors to serve until the Annual Meeting in the year indicated below or until their successors are duly elected and qualified:
Mareilé B. Cusack (2026) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . .	5,398,962	316,165
David J. Vitale (2025) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . .	5,202,169	512,958
Geraldine M. McNamara (2026)** . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..	400	0

*	Directors whose term of office continued beyond this meeting are as follows: Donald C. Burke, Philip R. McLoughlin and Eileen A. Moran.
**	Elected by the holder of the Fund’s preferred stock, voting as a separate class.

Board of Directors

David J. Vitale
Chair

Eileen A. Moran
Vice Chair

Donald C. Burke

Mareilé B. Cusack

Philip R. McLoughlin

Geraldine M. McNamara

Officers

David D. Grumhaus, Jr.
President and Chief Executive Officer

Daniel J. Petrisko, CFA
Executive Vice President and Assistant Secretary

Alan M. Meder, CFA, CPA
Treasurer and Assistant Secretary

Kathleen L. Hegyi
Chief Compliance Officer

Ronald H. Schwartz, CFA
Vice President

Dusty L. Self
Vice President

Jennifer S. Fromm
Vice President and Secretary

Dianna P. Wengler
Vice President and Assistant Secretary

Timothy P. Riordan
Vice President

DTF Tax-Free Income 2028 Term Fund Inc.

Common stock traded on the New York

Stock Exchange under the symbol DTF

Investment Adviser

Duff & Phelps Investment Management Co.

200 South Wacker Drive, Suite 500

Chicago, lL 60606

Call toll-free (800) 338-8214

www.dpimc.com/dtf

Administrator

Robert W. Baird & Co. Incorporated

500 West Jefferson Street

Louisville, KY 40202

Call toll-free (833) 604-3163

Transfer Agent and Dividend Disbursing Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Call toll-free (866) 668-8552

Custodian

State Street Bank and Trust Company

Legal Counsel

Mayer Brown LLP

Independent Registered Public Accounting Firm

Ernst & Young LLP

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

Included as part of the report to stockholders filed under Item 1 of this report.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”)) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated January 13, 2023) or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the most recent fiscal period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURES OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DTF TAX-FREE INCOME 2028 TERM FUND INC.

By (Signature and Title)	/S/ DAVID D. GRUMHAUS, JR.

David D. Grumhaus, Jr.
President and Chief Executive Officer
(Principal Executive Officer)
Date	June 30, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/S/ DAVID D. GRUMHAUS, JR.

David D. Grumhaus, Jr.
President and Chief Executive Officer
(Principal Executive Officer)
Date	June 30, 2023

By (Signature and Title)	/S/ ALAN M. MEDER

Alan M. Meder
Treasurer and Assistant Secretary
(Principal Financial and Accounting Officer)
Date	June 30, 2023